                                                                    Exhibit 10.7


                               SYNPLICITY, INC.
                               ----------------
                AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT
                ----------------------------------------------

     This Agreement is made between Synplicity, Inc., a California corporation with its principal place of business at 465 Fairchild Drive, Suite 115, Mountain View, California 94043, United States of America ("Company"), and Pacific
                                                   -------
Design, Inc., a Japanese corporation maintaining its principal place of business at Satake Building 3F, 12-8 Motayoyogi-cho, Shibuya-ku, Tokyo 151, Japan ("Distributor").
  -----------

                                   RECITALS
                                   --------

     A. Company develops, manufactures and distributes certain computer software products, including the products listed in Exhibit A ("Company
                                                    ---------   -------
Products"). This Agreement pertains only to "Company Products" as listed in
--------
Exhibit A and not to any other products developed, manufactured or distributed
---------
by Company, except as otherwise provided herein.

     B. Company and Distributor desire that Distributor be authorized to act as an independent distributor of Company Products under the terms and conditions set forth below.

NOW, THEREFORE, Company and Distributor agree as follows:

1.   Appointment as Authorized Company Distributor.
     ----------------------------------------------

     (a) Appointment. Subject to the terms of this Agreement, Company appoints
         -----------
Distributor, and Distributor accepts such appointment, as an independent, non-exclusive distributor of Company Products in and limited to the territory set forth in Exhibit B (the "Territory") solely and directly to end users for their
         ---------       ---------
own internal business purposes, during the term of this Agreement.

     (b) Limited Rights. Distributor's rights in Company Products will be limited to those expressly granted in this Agreement. Company reserves all other rights with respect to Company Products.

     (c) Subdistribution. Distributor may not appoint subdistributors to
         ---------------
distribute or provide service or support for Company Products without Company's prior written approval.

     (d) Nature of Distribution. To the extent that any Company Product contains
         ----------------------
or consists of software, Distributor's appointment only grants to Distributor a license to distribute such Company Product, and does not transfer any right, title or interest to any such Company Product to Distributor or Distributor's customers. Company will sell Company Products to Distributor only to the extent that such Products consist of non-software items on the terms specified herein. Use of the terms "sell," "license," "purchase," "license fees" and "price" will be interpreted in accordance with this Section.

     (e) Marketing and Technical Material. At Distributor's request Synplicity
         --------------------------------
shall provide Distributor with marketing and technical information concerning the Products as well as reasonable quantities of brochures, instructional material, advertising literature and other Company Product data. Additional quantities can be purchased at Company's cost. All such materials will be printed in the English language.

2.   Obligations of Distributor
     --------------------------

     (a) Marketing and Support. Distributor will use its best efforts to
         ---------------------
aggressively advertise, promote, and distribute Company Products, including at trade shows, at Distributor's expense, to end users. Distributor will provide installation assistance, technical training for end-users and first level pre- and post-sales support and maintenance services, which will include resolving problems not caused primarily by Company Product's malfunction. Distributor will satisfy reasonable criteria and policies with respect to Distributor's marketing and support obligations under this Agreement communicated in writing to Distributor by Company from time to time.

     (b) Initial Purchase. Distributor will purchase a minimum of twenty (20) of
         ----------------
the Company Product "Synplify" as its initial inventory within thirty (30) days after the date of this Agreement. Thereafter, Distributor will maintain a reasonable inventory of Company Products sufficient to respond to customer requirements.

     (c) Training. Periodic training to maintain or increase technical
         --------
competence on Company Products may be provided from time to time by Company. Distributor will send personnel to this periodic training, as reasonably requested by Company, and bear all related travel and living expenses.

     (d) Company Packaging. Distributor will distribute Company Products with
         -----------------
all packaging, warranties and disclaimers and license agreements intact as shipped from Company, unless otherwise instructed in writing by Company, and will instruct its customers as to the terms of such documents applicable to Company Products.

     (e) No Modification or Reverse Engineering. Distributor will not modify or
         --------------------------------------
enhance Company Products without

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Company's prior written consent. Company shall own all proprietary rights in any such modifications or enhancements and Distributor transfers and assigns to Company all proprietary rights, including copyright, patent, and wade secret rights, to any such modifications or enhancements. In addition, Distributor agrees not to reverse engineer or decompile Company Products or request others to reverse engineer or decompile Company Products.

     (f) No Copying. Distributor will not copy or otherwise reproduce any
         ----------
Company Products, in whole or in part, except for making reasonable numbers of back-up copies or as expressly authorized by this Agreement.

     (g) No Competing Products. Distributor will not represent or distribute
         ---------------------
during the term of this Agreement any products which in Company's opinion, compete, directly or indirectly with Company Products. Distributor warrants that

Exhibit B lists all of the manufacturers and distributors ("Manufacturers and
---------                                                   -----------------
Distributors"), and their respective products, that Distributor represents or
------------
distributes as of the date of this Agreement and, if Distributor undertakes to represent or distribute any additional manufacturers or distributors, or to promote any additional products of the manufacturers and distributors listed in Exhibit B, Distributor will so inform Company by written notice within thirty
---------
(30) days of such undertaking.

     (h) Distributor Covenants. Distributor will: (i) conduct business in a
         ---------------------
manner that reflects favorably at all times on Company Products and the good name, good will and reputation of Company; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to Company, Company Products or the public; (iii) make no false or misleading representations with regard to Company or Company Products; (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to Company or Company Products; (v) make no representations, warranties or guarantees to customers or to the wade with respect to the specifications, features or capabilities of Company Products that are inconsistent with the literature distributed by Company; and (vi) not enter into any contract or engage in any practice detrimental to the interests of Company in Company Products.

     (i) Copies for In-House Use. Company will provide to Distributor a
         -----------------------
reasonable number of PC and UNIX licenses for Company Products for use by Distributor's employees at Distributor's principal place of business as given on page one of this Agreement. These licenses are intended for use by Distributor's employees in supporting Distributors customers who have purchased Company Products and for demonstrations at Distributor's principal place of business, and are not salable by Distributor to its customers and cannot be used for any purpose other than customer support and demonstrations. These licenses will expire upon termination of this Agreement.

     (j) Demonstration Copies. Company will provide to Distributor a reasonable
         --------------------
number of PC security keys for Company Products for use during the term of this Agreement. These security keys are intended for demonstration, training and evaluation purposes only and are not salable by Distributor to its customers and cannot be used for any purpose other than demonstration, training and evaluation. Distributor agrees that for each evaluation of the Company Products, the end user will fill out an evaluation receipt for the evaluation materials. This evaluation receipt will include a simplified version of the Company Evaluation Agreement, which has been localized for the language of the Territory by Distributor as described in Section 2(n), and approved by the Company. Distributor agrees to FAX or mail the evaluation receipts to Company within thirty (30) days after their execution by the end user. Distributor must give all end users evaluating Company Products a Quick Start Guide describing, among other things, the use of Company Products. Distributor must maintain records of the whereabouts of these demonstration security keys at all times, and provide this information in its reports as described in Section 3(a). Distributor shall have the right to order the standard Company Evaluation Kits, provided Distributor shall pay Company's then current charges for any such Evaluation Kits, and provided that the right to use such Evaluation Kits will be governed by the terms of their respective end user license agreements, which will be localized for the language of the Territory by Distributor as described in
Section 2(n), and approved by the Company. In no event will Distributor allow any end user to use Company Products for more than four (4) months, in aggregate, without purchasing a license for the Company Product.

     (k) Costs and Expenses. Except as expressly provided herein or agreed to in
         ------------------
writing by Company and Distributor, Distributor will pay all costs and expenses incurred in the performance of Distributor's obligations under this Agreement.

     (l) Market Conditions. Distributor will advise Company promptly concerning
         -----------------
any market information that comes to Distributor's attention respecting Company, Company Products, Company's market position or the continued competitiveness of Company Products in the marketplace. Distributor will confer with Company from time to time at the request of Company on matters relating to market conditions, sales forecasting and product planning relating to Company Products.

     (m) Compliance with Law. Distributor will comply with all applicable
         -------------------
international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to Company Products.

     (n) Localizations. Distributor will make such changes to Company Products,
         -------------
at Distributor's expense, as are required by the laws of the Territory or as Company and Distributor agree in writing are appropriate to adapt Company Products for use in

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the Territory, including but not limited to translating Company Product documentation into the language of the Territory (collectively, "Localizations"), and shall package Company Products in accordance with
 -------------
Company's instructions. At a minimum, Distributor shall translate the Company end user license and evaluation agreements into the language of the Territory. Distributor will submit all Localizations to Company for Company's prior review and approval. If Company notifies Distributor that any Localization is inaccurate in any material respect, Distributor will correct such Localization prior to further publishing or distributing it. Distributor hereby assigns to Company all its right, title and interest in all such translated and modified materials, including but not limited to all related copyrights and moral rights.

     (o) Compliance with U.S. Export Laws. Distributor acknowledges that all
         --------------------------------
Company Products including documentation and other technical data are subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder. Distributor will not export or reexport (directly or indirectly) any Company Products or documentation or other technical data therefor without complying with the Act and the regulations thereunder.

     (p) Governmental Approval. If any approval with respect to this Agreement,
         ---------------------
or the notification or registration thereof, will be required at any time during the term of this Agreement, with respect to giving legal effect to this Agreement in the Territory, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance abroad of U.S. dollars pursuant to Section 5(e) hereof or otherwise, Distributor will immediately take whatever steps may be necessary in this respect, and any charges incurred in connection therewith will be for the account of Distributor. Distributor will keep Company currently informed of its efforts in this connection. Company will be under no obligation to ship Company Products to Distributor hereunder until Distributor has provided Company with satisfactory evidence that such approval, notification or registration is not required or that it has been obtained.

3.   Inspections, Records and Reporting.
     ----------------------------------

     (a) Reports. Within ten (10) days of the end of each month, Distributor
         -------
will provide to Company (i) a "Marketing Report" that describes the Distributor's activities of a marketing nature, such as direct mail, advertising, trade shows, and technical articles during the previous month, and plans for the next month, (ii) a "Customer Report" that identifies each customer who submitted a purchase order during the previous month, (iii) an "Inventory Report" that lists the current inventory levels of Company Products, (iv) a "Sales Forecast" for the next six month period that lists the names and addresses of prospective customers and the expected revenue from each, (v) an "Evaluation Report" listing the end users names and companies that have an Evaluation Kit for Company Products, an(vi) a "Trouble Report" identifying any problems found during the previous month that are believed to be caused by errors in Company Products.

     (b) Notification. Distributor will: (i) notify Company in writing of any
         ------------
claim or proceeding involving Company Products within ten (10) days after Distributor learns of such claim or proceeding; and (ii) notify Company in writing not more than thirty (30) days after any change in the management of Distributor or any transfer of more than twenty-five percent (25%) of Distributor's voting control or a transfer of substantially all its assets.

     (c) Records. Distributor will maintain, for at least two years after
         -------
termination of this Agreement, its records, contracts and accounts relating to distribution of Company Products, and will permit examination thereof by authorized representatives of Company at all reasonable times.

4.   Order Procedure.
     ----------------

     (a) Order Instructions and End User License Agreements. Distributor will
         --------------------------------------------------
FAX or mail a Distributor purchase order to Company giving the part numbers and prices for the order in a form acceptable to Company. The Distributor purchase order must include information about the customer, including name., address, phone, fax, and email address, if applicable. Maintenance must be ordered for the first year. Orders for Company Products may be refused if the information supplied is incomplete, or. if there are terms that are inconsistent with this Agreement. Distributor agrees to have each end user enter into the Company end user license agreement that has been localized for the Territory, as described in Section 2(n), and to mail a copy of such signed license agreement to Company within sixty (60) days.

     (b) Controlling Terms. The terms and conditions of this Agreement and of
         -----------------
the applicable Company invoice or confirmation will apply to each order accepted or shipped by Company hereunder. The provisions of Distributor's form of purchase order or other business forms will not apply to any order notwithstanding Company's acknowledgment or acceptance of such order.

     (c) Cancellation. Company reserves the right to cancel any orders placed by
         ------------
Distributor and accepted by Company as set forth above, or to refuse or delay shipment thereof, if Distributor (i) fails to make any payment as provided in this Agreement or under the terms of payment set forth in any invoice or otherwise agreed to by Company and Distributor, or (ii) otherwise fails to comply with the terms and conditions of this Agreement. Company also reserves the right to discontinue the manufacture or distribution of any or all Company Products at any time, and to cancel any orders for such discontinued Company

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Products without liability of any kind to Distributor or to any other person. No such cancellation, refusal or delay will be deemed a termination (unless Company so advises Distributor) or breach of this Agreement by Company.

5.   Prices and Payment.
     ------------------

     (a) Prices to Distributor. During the term of this Agreement, Company shall
         ---------------------
inform Distributor as to current prices to Distributor for Company Products. The initial prices for Company Products and maintenance services are set forth in Exhibit A ("Initial Prices"). Company may change its prices to Distributor from
---------   --------------
time to time upon at least sixty (60) days prior written notice.

     (b) Price Increase. In the event Company increases the price to Distributor
         --------------
for any Company Product, the increase shall apply to: any order received by Company after the effective date of the increase; and any order or portion thereof to be shipped after the effective date of the increase regardless of the date the order was received; provided, however, that any order or portion thereof transmitted by Distributor prior to Company's announcement of the increase and affected thereby, may be canceled without penalty by Distributor by written notice to Company within ten (10) days of such announcement.

     (c) Price Decrease. In the event that Company decreases the price to
         --------------
Distributor for any Company Product, the decrease shall apply to all units of such product in Distributor's inventory that are in an unopened condition as of the effective date of the decrease, and that had been shipped to Distributor no more than sixty (60) days prior to such effective date. For each unit of product as to which this section applies, Distributor will receive a credit against the price of a subsequent unit purchased from Company within ninety (90) days of the effective date of the price decrease.

     (d) Taxes, Tariffs, Fees. Company's prices do not include any national,
         --------------------
state or local sales, use, value added or other taxes, customs duties, or similar tariffs and fees which Company may be required to pay or collect upon the delivery of Company Products or upon collection of the prices or otherwise. Should any tax or levy be made, Distributor agrees to pay such tax or levy and indemnify Company for any claim for such tax or levy demanded. Distributor represents and warrants to Company that all Company Products acquired hereunder are for redistribution in the ordinary course of Distributor's business, and Distributor agrees to provide Company with appropriate resale certificate numbers and other documentation satisfactory to the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees. Distributor will pay any withholding taxes required by applicable law. Distributor will supply Company with evidence of such payment of withholding tax, in a form acceptable to Company to meet the requirements for claiming foreign tax credits on Company's federal income tax return.

     (e) Payment Terms. Company will FAX or mail an invoice to Distributor for
         -------------
products shipped. All payments shall be made in United States dollars within sixty (60) days of the date of invoice (net 60), free of any currency control or other restrictions to Company at the address designated by Company. Distributor will pay by wire transfer to a bank account designated by Company the amount of the aggregate prices of Company Products ordered (plus any applicable taxes, shipping and other charges).

     (f) Interest. Interest shall accrue on any delinquent amounts owed by
         --------
Distributor for Company Products at the lesser often percent (10%) per annum or the maximum rate permitted by applicable usury law.

     (g) No Setoff. Distributor will not setoff or offset against Company's
         ---------
invoices amounts that Distributor claims are due to it. Distributor will bring any claims or causes of action it may have in a separate action and waives any right it may have to offset, setoff or withhold payment for Company Products delivered by Company.

6.   Shipment, Risk of Loss and Delivery.
     -----------------------------------

     (a) Shipment. All Company Products will be shipped to Distributor's
         --------
identified warehouse facilities or freight forwarder, subject to approval in writing by Company in advance of shipment. Unless specified in Distributor's order, Company will select the mode of shipment and the carrier. Distributor will be responsible for and pay all shipping and freight charges, which charges Company may require Distributor to pay in advance.

     (b) Title and Risk of Loss. Title, except to the extent Company Products
         ----------------------
contain or consist of software, and risk of loss or damage to Company Products will pass to Distributor upon delivery of Company Products to the carrier, freight forwarder or Distributor, whichever fast occurs.

     (c) Partial Delivery. Unless Distributor clearly advises Company to the
         ----------------
contrary in writing, Company may make partial shipments on account of Distributor's orders, to be separately invoiced and paid for when due. Delay in delivery of my installment shall not relieve Distributor of its obligation to accept the remaining deliveries.

     (d) Delivery Schedule; Delays. Company will use reasonable efforts to meet
         -------------------------
Distributor's requested delivery schedules for Company Products, but Company reserves the right to refuse, cancel or delay shipment to Distributor when Distributor is delinquent in payments or fails to meet other credit requirements established by Company, or when Distributor has failed to perform its obligations under this Agreement. Should orders for Company Products exceed Company's available inventory, Company will allocate its available inventory and make deliveries on a basis Company deems equitable, in its sole

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discretion, and without liability to Distributor on account of the method of allocation chosen or its implementation. In any event, Company will not be liable for any damages, direct, consequential, special or otherwise, to Distributor or to any other person for failure to deliver or for any delay or error in delivery of Company Products for any reason whatsoever.

7.   Distributor Determines Its Own Prices.
     -------------------------------------

     Although Company may publish suggested wholesale or retail prices, these are suggestions only and Distributor will be entirely free to determine the actual prices at which Company Products will be sold or licensed to its customers.

8.   Trademarks, Trade Names, Logos, Designations and Copyrights.
     -----------------------------------------------------------

     (a) Use During Agreement. During the term of this Agreement, Distributor is
         --------------------
authorized by Company to use the trademarks, trade names, logos and designations Company uses for Company Products in connection with Distributor's advertisement, promotion and distribution of Company Products. Distributor's use of such trademarks, trade names, logos and designations will be in accordance with Company's policies in effect from time to time, including but not limited to trademark usage and cooperative advertising policies. Distributor agrees not to attach any additional trademarks, trade names, logos or designations to any Company Product. Distributor further agrees not to use any Company trademark, trade name, logo or designation in connection with any non-Company Product. The current Company trademarks are: (i) Synplicity; (ii) Synplify; (iii) Simply better synthesis; (iv) The fast synthesis company; and (v) the Synplicity `S', `Y', `N', blocks logo.

     (b) Copyright and Trademark Notices. Distributor will include on each
         -------------------------------
Company Product that it distributes, and on all containers and storage media therefor, all trademark, copyright and other notices of proprietary rights included by Company on such Company Product. Distributor agrees not to alter, erase, deface or overprint any such notice on anything provided by Company. Distributor also will include the appropriate trademark notices when referring to any Company Product in advertising and promotional materials.

     (c) Approval of Representation. All representations of Company's Trademarks
         --------------------------
that Distributor intends to use shall first be submitted to Company for approval (which shall not be unreasonably withheld) of design, color, and other details or shall be exact copies of those used by Company. If any of Company's Trademarks are to be used in conjunction with another trademark on or in relation to Company Products, then Company's mark shall be presented equally legibly, equally prominently and of equal to or greater size than the other but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark.

     (d) Distributor Does Not Acquire Proprietary Rights. Distributor has paid
         -----------------------------------------------
no consideration for the use of Company's trademarks, trade names, logos, designations or copyrights, and nothing contained in this Agreement will give Distributor any right, title or interest in any of them. Distributor acknowledges that Company owns and retains all trademarks, trade names, logos, designations, copyrights and other proprietary rights in or associated with Company Products, and agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any trademark, trade name, logo, designation or copyright belonging to or licensed to Company (including, without limitation any act or assistance to any act, which may infringe or lead to the infringement of any of Company's proprietary rights).

     (e) No Continuing Rights. Upon termination of this Agreement, Distributor
         --------------------
will immediately cease all display, advertising and use of all Company trademarks, trade names, logos and designations and will not thereafter use, advertise or display any trademark, trade name, logo or designation which is, or any part of which is, similar to or confusing with any trademark, trade name, logo or designation associated with any Company Product.

     (f) Obligation to Protect. Distributor agrees to use reasonable efforts to
         ---------------------
protect Company's proprietary rights and to cooperate at Distributor's expense in Company's efforts to protect its proprietary rights. Distributor agrees to promptly notify Company of any known or suspected breach of Company's proprietary rights that comes to Distributor's attention.

9.   Assignment.
     ----------

     Company has entered into this Agreement with Distributor because of Distributor's commitments in this Agreement, and further because of Company's confidence in Distributor, which confidence is personal in nature. This Agreement will not be assignable by either party, and Distributor may not delegate its duties hereunder without the prior written consent of Company; provided, however, that Company may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with Company. The provisions hereof shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

10.  Duration and Termination of Agreement.
     -------------------------------------

     (a) Term. This Agreement will commence on the date hereof and will expire
         ----
twelve months from the Effective Date of this Agreement. However, this Agreement will be automatically renewed for successive twelve (12) month terms, unless either party notifies the other party in writing, at least sixty (60) days before the end of the then current term, of its election not to

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renew. Notwithstanding the provisions of this Section l O(a), or any other provisions of this Agreement this Agreement may be terminated as set forth below:

     (b) Company Termination For Cause. Company may terminate this Agreement at
         -----------------------------
any time in the event that:

         (i) Distributor defaults in any payment due to Company and such default continues unremedied for a period often (10) days following written notice of such default;

         (ii) Distributor fails to perform any other obligation, warranty, duty or responsibility or is in default with respect to any term or condition undertaken by Distributor under this Agreement and such failure or default continues unremedied for a period of twenty (20) days following written notice of such failure or default;

         (iii) Distributor is merged, consolidated, sells all or substantially all of its assets, or implements or suffers any substantial change in management or control; or

         (iv) Any bill or regulation granting Distributor extracontractual compensation upon termination of this Agreement is introduced into or passed by the legislature or other governing body of the Territory.

     (c) Termination At Will. Distributor or Company may terminate this
         -------------------
Agreement at will, at any time during the term of this Agreement, with or without cause, by written notice given to the other party not less than ninety
(90) days prior to the effective date of such termination.

     (d) Automatic Termination. This Agreement terminates automatically, with no
         ---------------------
further act or action of either party, if a receiver is appointed for Distributor or its property, Distributor makes an assignment for the benefit of its creditors, any proceedings are commenced by, for or against Distributor under any bankruptcy, insolvency, composition or debtor's relief law, or Distributor is liquidated or dissolved.

     (e) Orders After Termination Notice. In the event that any notice of
         -------------------------------
termination of this Agreement is given, Company will be entitled to reject all or part of any orders received from Distributor after notice but prior to the effective date of termination if availability of Company Products is insufficient at that time to meet the needs of Company and its customers fully. Any Company Products shipped thereafter shall be paid for by certified or cashier's check prior to shipment.

     (f) Effect of Termination. Upon termination of this Agreement:
         ---------------------

         (i) Within ten (10) days of termination of this Agreement, Distributor will provide Company a Preliminary Termination Report, in writing, that includes the status of negotiations with prospective customers and the services Distributor is obligated to provide to existing customer.

         (ii) Within forty five (45) days of termination of this Agreement, Distributor will provide Company final termination reports as set forth in
Section 3(a) above.

         (iii) In no event will Distributor license, sell or otherwise transfer Company Products to any third party upon termination. All existing customers shall revert back to Company for continued support and future sales of Company Products. Within twenty (20) days of termination of this Agreement, Distributor agrees to return to Company or destroy, as directed by Company, all Company Products, including all computer media containing Company's computer programs and printed material related to Company Products.

         (iv) The due dates of all outstanding invoices to Distributor for Company Products automatically will be accelerated so they become due and payable on the effective date of termination, even if longer terms had been provided previously. All orders or portions thereof remaining unshipped as of the effective date of termination shall automatically be canceled.

         (v) For a period of two (2) years after the date of termination, Distributor shall make available to Company for inspection and copying all books and records of Distributor that pertain to Distributor's performance of and compliance with its obligations, warranties and representations under this Agreement.

         (vi) Distributor shall cease using any Company trademark, trade name, logo or designation.

     (g) No Damages For Termination. NEITHER COMPANY NOR DISTRIBUTOR SHALL BE
         --------------------------
LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION 10. DISTRIBUTOR WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OF THIS AGREEMENT UNDER THE LAW OF THE TERRITORY OR OTHERWISE, OTHER THAN AS EXPRESSLY PROVIDED IN THIS AGREEMENT. Neither Company nor Distributor will be liable to the other on account of termination of this Agreement for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by either Company or Distributor or for any other reason whatsoever based upon or growing out of such termination. Distributor acknowledges that (i) Distributor has no expectation and has received no assurances that any investment by Distributor in the promotion of Company Products will be recovered or recouped or that Distributor will obtain any anticipated amount of profits by virtue of this Agreement, and
(ii) Distributor will not have or acquire by virtue of this

Agreement or otherwise MY vested, proprietary or other right in the promotion of Company Products or in "goodwill" created by its efforts hereunder. THE PARTIES ACKNOWLEDGE THAT Tills SECTION HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR COMPANY TO ENTER INTO THIS AGREEMENT AND THAT COMPANY WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.

     (h) Survival. Company's rights and Distributor's obligations to pay Company
         --------
all amounts due hereunder, as well as Distributor's obligations under Sections 3(b), 3(e), 5(d), 5(e), 5(0, 8, 12, 13, 14, 15, 16, 17(c), 17(d), 17(11), 17(h),
17(i) and 170) shall survive termination of this Agreement.

11.  Relationship of the Parties.
     ----------------------------

     Distributor's relationship with Company during the term of this Agreement will be that of an independent contractor. Distributor will not have, and will not represent that it has, any power, right or authority to bind Company, or to assume or create any obligation or responsibility, express or implied, on behalf of Company or in Company's name, except as herein expressly provided.

12.  Indemnification.
     ----------------

     (a) Indemnification of Distributor. Company will, at its expense, defend
         ------------------------------
Distributor against and, subject to the limitations set forth herein, pay all costs and damages made in settlement, or awarded against Distributor resulting from any claim based on an allegation that a Company Product as supplied by Company hereunder infringes a U.S. patent or copyright of a third party, provided that Distributor (i) gives Company prompt written notice of any such claim, (it) allows Company to direct the defense and settlement of the claims, and (iii) provides Company with the information and assistance necessary for the defense and settlement of the claim. Ira final injunction is obtained in an action based on any such claim against Distributor's use of a Company Product by reason of such infringement, or if in Company's opinion such an injunction is likely to be obtained, Company may, at its sole option, either (i) obtain for Distributor the right to continue using the company Product, (i~ replace or modify the Company Product so that it becomes noninfringing, or (iii) if neither
(i) nor (it) can be reasonably effected by Company, credit to Distributor the prices paid for the company Product during the twelve (12) months prior to the credit, provided that such Company Products are returned to Company in an undamaged condition.

     (b) No Combination Claims. Notwithstanding subpart (a) of this Section 12,
         ---------------------
Company shall not be liable to Distributor for any claim arising from or based upon the combination, operation or use of any Company Product with equipment, data or programming not supplied by Co, any, or arising from any alteration or modification of company Products.

     (c) Limitation. THE PROVISIONS OF THIS SECTION SET FORTH THE ENTIRE
         ----------
LIABILITY OF COMPANY AND THE SOLE REMEDIES OF DISTRIBUTOR WITH RESPECT TO INFRINGEMENT AND ALLEGATIONS OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR OTHER PROPRIETARY RIGHTS OF ANY KIND IN CONNECTION WITH THE INSTALLATION, OPERATION, DESIGN, DISTRIBUTION OR USE OF COMPANY PRODUCTS.

     (d) Indemnification of Company. Distributor agrees to indemnify Company
         --------------------------
(including paying all reasonable attorneys' fees and costs of litigation) against and hold Company harmless from, any and all claims by any other party resulting from Distributor's acts (other than the mere marketing of Company Products), omissions or misrepresentations, regardless of the form of action.

13.  Limited Warranty; Disclaimer of Warranties.
     -------------------------------------------

     (a) Limited Warranty. COMPANY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO
         ----------------
PERFORMANCE OF COMPANY PRODUCTS OR AS TO SERVICE TO DISTRIBUTOR OR TO ANY OTHER PERSON, EXCEPT AS SET FORTH IN COMPANY'S LIMITED WARRANTY ACCOMPANYING DELIVERY OF COMPANY PRODUCTS. COMPANY RESERVES THE RIGHT TO CHANGE THE WARRANTY AND SERVICE POLICY SET FORTH IN SUCH LIMITED WARRANTY, OR OTHERWISE, AT ANY TIME, WITHOUT FURTHER NOTICE AND WITHOUT LIABILITY TO DISTRIBUTOR OR TO ANY OTHER PERSON.

     (b) Disclaimer of Warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW,
         ------------------------
ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, ARE HEREBY EXCLUDED BY COMPANY.

     (c) Distributor Warranty. Distributor will make no warranty, guarantee or
         --------------------
representation, whether written or oral, on Company's behalf.

14.  Limited Liability.
     ------------------

     (a) REGARDLESS WHETHER ANY REMEDY SET FORTH HEREIN OR IN COMPANY'S LIMITED WARRANTY ACCOMPANYING DELIVERY OF COMPANY PRODUCTS FAILS OF ITS ESSENTIAL PURPOSE OR

OTHERWISE, COMPANY WILL NOT BE LIABLE FOR ANY LOST PROFITS OR FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SPECIAL DAMAGES SUFFERED BY DISTRIBUTOR, ITS CUSTOMERS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR COMPANY PRODUCTS, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (b) EXCEPT FOR LIABILITY FOR PERSONAL INJURY OR PROPERTY DAMAGE ARISING FROM COMPANY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT WILL COMPANY'S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT OR COMPANY PRODUCTS, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY, EXCEED $50,000, No arbitration, action or other proceeding under this Agreement, unless involving death or personal injury, may be brought by either party against the other more than two (2) years afar the cause of action arises,

     (c) Distributor agrees that the limitations of liability and disclaimers of warranty set forth in this Agreement will apply regardless of whether Company has tendered delivery of Company Products or Distributor has accepted any Company Product Distributor acknowledges that Company has set its prices and entered into this Agreement in reliance on the disclaimers of liability, the disclaimers of warranty and the limitations of liability set forth in this Agreement and that the same form an essential basis of the bargain between the parties.

15.  Confidentiality.
     ---------------

     Distributor acknowledges that in the course of performing its obligations hereunder it will receive information which is confidential and proprietary to Company. Distributor agrees not to use such information except in performance of this Agreement and not to disclose such information to third parties.

16.  Arbitration.
     -----------

     (a) Subject to Section 17(g), any dispute arising out of or related to this Agreement shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall take place in Santa Clara County, California, but the parties hereby agree to exclude any right of application or appeal to the courts in connection with any question of law arising in the course of the reference or out of the award. Each of the parties shall appoint one (1) arbitrator and the two (2) so nominated shall, in turn, choose a third arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty (30) days after their nomination, then the third arbitrator shall be appointed by the President of the International Chamber of Commerce.

     (b) The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. The law of the State of California, U.S.A., excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws, shall be the applicable substantive law. The applicable procedural law shall be the law of the place of arbitration. The parties agree that they will, before the hearing of any dispute, make discovery and disclosure of all materials relevant to the subject matter of such dispute.

     (c) A written transcript in English of the hearing will be made and furnished to the parties. Examination of witnesses by the parties and by the arbitrators will be permitted.

     (d) The arbitrators will decide in accordance with the terms of this Agreement and will take into account any appropriate international trade usages applicable to the transaction. The arbitrators will state the reasons upon which the award is based.

     (e) The award of the arbitrators will be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

17.  General.
     -------

     (a) Waiver. The waiver by either party of any default by the other shall
         ------
not waive subsequent defaults of the same or different kind.

     (b) Notices. All notices and demands hereunder will be in writing and will
         -------
be served by personal service, mail or confirmed facsimile transmission at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail shall be by certified or registered airmail, return receipt requested, and shall be deemed complete upon receipt.

     (c) Attorneys' Fees, In the event any litigation is brought by either party
         ---------------
in connection with this Agreement, the
prevailing party in such litigation shall be entitled to recover from the other party all the costs, attorneys' fees and other expenses incurred by such prevailing party in the litigation.

     (d) Execution of Agreement, Controlling Law, Jurisdiction and Severability.
         ----------------------------------------------------------------------
This Agreement will become effective only after it has been signed by Distributor and has been accepted by Company its principal place of business, and its effective date shall be the date on which it is signed by Company. It shall be governed by and construed in accordance with the laws of the State of California, excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws. Any suit hereunder will be brought in the federal or state courts in the Northern District of California and Distributor hereby submits to the personal jurisdiction thereof. The English-language version of this Agreement controls when interpreting this Agreement. Distributor consents to the enforcement of any judgment rendered in the United States in any action between Distributor and Company. Any and all defenses concerning the validity and enforceability of the judgment shall be deemed waived unless first raised in a court of competent jurisdiction in the United States.

     (e) Severability. In the event that any of the provisions of this Agreement
         ------------
shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect.

     (f) Force Majeure. Company shall not be responsible for any failure to
         -------------
perform due to unforeseen circumstances or to causes beyond Company's reasonable control, including but not limited to acts of God, war, Hot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, failure to obtain export licenses or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, Company may defer the delivery date of orders for Company Products for a period equal to the time of such delay.

     (g) Equitable Relief. Distributor acknowledges that any breach of its
         ----------------
obligations under this Agreement with respect to the proprietary rights or confidential information of Company will cause Company irreparable injury for which there are inadequate remedies at law, and therefore Company will be entitled to equitable relief in addition to all other remedies provided by this Agreement or available at law.

     (h) Entire Agreement. This Agreement constitutes the complete and exclusive
         ----------------
agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. Distributor acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein. Any modifications of this Agreement must be in writing and signed by both parties hereto. Any such modification shall be binding upon Company only if and when signed by one of its duly authorized officers.

     (i) Release of Claims. Any and all claims against Company arising under
         -----------------
prior agreements, whether oral or in writing, between Company and Distributor are waived and released by Distributor by acceptance of this Agreement.

     (j) Choice of Language. The original of this Agreement has been written in
         ------------------
English. Distributor waives any right it may have under the law of Distributor's Territory to have this Agreement written in the language of Distributor's Territory.

     (k) Due Execution. The party executing this Agreement represents and
         -------------
warrants that he or she has been duly authorized under Distributor's charter documents and applicable law to execute this Agreement on behalf of Distributor.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date specified below.


COMPANY:        Synplicity, Inc.         DISTRIBUTOR:   Pacific Design, Inc.

Signature:       /s/ Alisa Yaffa         Signature:     /s/ Yoshio Nyukai
                 ----------------------                 --------------------

Printed Name:    Alisa Yaffa             Printed Name:  Yoshio Nyukai
                 ----------------------                 --------------------

Title:           President               Title:         President
                 ----------------------                 --------------------

Date:            February 13, 1996       Date:          Feb. 13, 1996
                 ----------------------                 --------------------
                 (This is the Effective
                  Date of this Agreement)

                                   EXHIBIT A
                                   ---------

                               COMPANY PRODUCTS
                               ----------------


Synplify
Synplify-Lite
Upgrade License from Synplify-Lite to Synplify
Extra Synplify User's Guides

All products run on PCs (Windows 3.1, -95, -NT), SUNs (Sun OS4), and HPs.

                                INITIAL PRICES
                                --------------
                              ALL $ IN US DOLLARS

Synplify

                                Platform and License Type

--------------------------------------------------------------------------------------------------------------------------
       Product           PC (Windows 3.1, 95, or NT)       Sun * or HP * (node-locked)         Sun * or HP * (floating)
---------------------------------------------------------------------------------------------------------------------------
Synplify                      $[***]                           $[***]                            $[***]
---------------------------------------------------------------------------------------------------------------------------
        Maintenance                  $[***]                            $[***]                            $[***]
---------------------------------------------------------------------------------------------------------------------------

Synplify-Lite

                                Platform and License Type
------------------------------------------------------------------------------------------------------------------------------

       Product            PC (Windows 3.1, 95, or NT)      Sun * or HP * (node-locked)         Sun * or HP * (floating)
---------------------------------------------------------------------------------------------------------------------------
Synplify                      $[***]                           $[***]                            $[***]
---------------------------------------------------------------------------------------------------------------------------
        Maintenance                  $  [***]                          $[***]                            $[***]
---------------------------------------------------------------------------------------------------------------------------

Upgrade From Synplify-Lite to Synplify

                                Platform and License Type
----------------------------------------------------------------------------------------------------------------------------
       Product          PC (Windows 3.1, 95, or NT)      Sun * or HP * (node-locked)       Sun * or HP * (floating)
---------------------------------------------------------------------------------------------------------------------------
Upgrade from Synplify         $[***]                           $[***]                            $[***]
Lite to Synplify
---------------------------------------------------------------------------------------------------------------------------
        Maintenance                  $  [***]                          $[***]                            $[***]
---------------------------------------------------------------------------------------------------------------------------

* - Note: All Sun and HP licenses are one user per day licenses.

Extra Synplify User's Guides

$[***]

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                   ---------

                                   TERRITORY
                                   ---------

Japan

                        MANUFACTURERS AND DISTRIBUTORS
                        ------------------------------

    Manufacturers and Distributors      Products           Type of Product

Frontline                         PureSpeed                 Verilog Simulator
                                  (Overdrive, Cycledrive,
                                  Developer, etc.)

Fugitsu                           Opting + Block Planner    ASIC Synthesis
                                  Option

                                  Addendum 1
                                  ----------
                                      to
                                      --

                                SYNPLICITY INC.
                                ---------------

            AUTHORIZED INTERNATIONAL EXCLUSIVE DISTRIBUTOR AGREEMENT
            --------------------------------------------------------

Subdistributor Agreement. Distributor may distribute, and may grant sublicenses
------------------------
of, Products to Subdistributors for distribution and sublicensing of Products to End Users, provided that each such Subdistributor executes, or has already executed, a written Subdistributor agreement with Distributor that:

(i) protects Company's proprietary rights in the Products to at least the same degree as the terms and conditions of this Agreement;

(ii) requires that such Subdistributor not reverse engineer, reverse compile or disassemble the object code for the Products;

(iii) requires such Subdistributor to comply fully with all applicable laws and regulations in any of its dealings with respect to the Products;

(iv)   makes no representations or warranties on behalf of Company;

(v) does not permit distribution or sublicensing of the Products beyond the scope of this Agreement;

(vi) requires such Subdistributor to provide End User information to Company such as;

(vii) technical end user name, company name and address, phone, fax and email (if applicable), security key serial number, or hostid and hostname; and

(viii) requires such Subdistributor to distribute the Products with the packaging intact, including an end user software license agreement with its End User that is consistent with the terms and conditions of this Agreement.

Distributor will promptly provide Company with a copy of each such executed Subdistributor Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date specified below.

COMPANY: Synplicity, Inc.               DISTRIBUTOR: Pacific Design, Inc.
        -------------------------                   --------------------------

Signature: /s/ Alisa Yaffa              Signature: /s/ Yoshio Nyulaai
          -----------------------                 ----------------------------

Printed Name: Alisa Yaffa               Printed Name: Yoshio Nyulaai
             --------------------                    -------------------------

Title: President                        Title: President
      ---------------------------             --------------------------------

Date: July 10, 1996                     Date: July 15, 1996
     ----------------------------            ---------------------------------

                                  ADDENDUM 2
                                  ----------

                                      TO
                                      --

                                SYNPLICITY INC.
                                ---------------
                AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT
                ----------------------------------------------
                            DATED FEBRUARY 13, 1996
                            -----------------------

     This Addendum No. 2 to Synplicity, Inc. Authorized International Distributor Agreement (this "Addendum No. 2") to the Synplicity, Inc. Authorized International Distributor Agreement between the parties effective 13 February, 1996, as amended by Addendum No. 1, effective 10 July 1996 ("the Agreement") is made and entered into this 9th day of February, 1998 (the "Addendum No. 2 Effective Date") by and between Synplicity, Inc., a California corporation with its principal place of business at 624 East Evelyn Avenue, Sunnyvale, CA 94086 ("Company") and Pacific Design Inc., a Japanese corporation maintaining its principal place of business at Park West 5F, 6-12-1 Nishishinjuku, Shinjuku-ku Tokyo 151, Japan ("Distributor").

[Canceled by mutual agreement of the parties]

 .  Replace Section 10(a), "Term", in its entirety with the following:

          (a) Term. This Agreement will commence on the date hereof and will
              ----
     expire December 31, 2000. However, this Agreement will be automatically renewed for successive twelve (12)month terms, unless either party notifies the other party in writing, at least sixty (60) days before the end of the then current term, of its election not to renew. If there is a merger of the Company with or into another corporation, or the sale of substantially all of the assets or outstanding shares of the Company before December 31, 2000, then this Agreement will terminate on the earlier of December 31, 2000, or one year after the effective date of such a merger, asset or share sale, unless the surviving entity and Distributor agree in writing on an extension to the term. Notwithstanding the provisions of this Section 10(a), or any other provisions of this Agreement, this Agreement may be terminated as set forth below.

 .  Section 10(c), "Termination At Will", is deleted.

Except as otherwise provided in this Addendum No. 2, all terms and conditions of the Agreement remain in full force and effect.

The parties hereto have executed this Addendum with an effective date of February 9, 1998:

COMPANY:         Synplicity, Inc.     DISTRIBUTOR:   Pacific Design, Inc.
                 ------------------                  --------------------

Signature:       /s/ Bernard Aronson  Signature:     /s/ Yoshio Nyukai
                 -------------------                 --------------------

Printed Name:    Bernard Aronson      Printed Name:  Yoshio Nyukai
                 ------------------                  --------------------

Title:           President            Title:         President
                 ------------------                  --------------------

Date:            2/10/98              Date:          2/13/98
                 ------------------                  --------------------

                                  ADDENDUM 3
                                      TO
        SYNPLICITY, INC. AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT
               BETWEEN SYNPLICITY, INC. AND PACIFIC DESIGN, INC.

         This Addendum No. 3 to Synplicity, Inc. Authorized International Distributor Agreement dated February 13, 1996, is made by and between Synplicity, Inc., a California corporation, having its principal place of business at 610 Caribbean Drive, Sunnyvale, California 94089 and Pacific Design, Inc., having its principal place of business at Park West 5F, 6-12-1 Nishi-Shinjuku, Shinjuku-ku, Tokyo 160, Japan.

 .    Exhibit A, Company Products and Initial Prices, shall be deleted in its entirety and replaced with the following:

                                   EXHIBIT A
                          PDI PRODUCT AND PRICE LIST
                           Effective October 1, 1999

Part Number           Description                                                                           Japan
                                                                                                          Distributor
                                                                                                             Cost

Certify
SCPN                  Certify PC, Node-Locked                                                               $ [***]
MCPN                  Annual Maintenance for Certify PC, Node-Locked                                        $ [***]
SCWN                  Certify Workstation, Node-Locked                                                      $ [***]
MCWN                  Annual Maintenance for Certify Workstation, Node-Locked                               $ [***]
SCWF                  Certify Floating, Workstation                                                         $ [***]
MCWF                  Annual Maintenance for Certify Floating, Workstation                                  $ [***]
SCPF                  Certify Floating, PC                                                                  $ [***]
MCPF                  Annual Maintenance for Certify Floating, PC                                           $ [***]

Synplify & HDL                                                                                      Oct.
Analyst                                                                                            1, 1999
SSPN                  Synplify, PC Node-Locked                                                              $ [***]
MSPN                  Annual Maintenance, Synplify, PC Node-Locked                                          $ [***]
SSPN-XX               Synplify, PC Node-Locked, Vendor XX Only                                              $ [***]
MSPN-XX               Annual Maintenance, Synplify, PC Node-Locked, Vendor XX Only                          $ [***]
SSWN                  Synplify, Workstation Node-Locked, All Vendors                                        $ [***]
MSWN                  Annual Maintenance for Synplify, Workstation Locked, All Vendors                      $ [***]
SSAF                  Synplify, Floating                                                           $ [***]  $ [***]
MSAF                  Annual Maintenance, Synplify, Floating                                       $ [***]  $ [***]
SHPN                  HDL Analyst, PC Node-Locked                                                  $ [***]  $ [***]
MHPN                  Annual Maintenance, HDL Analyst, PC Node-Locked                              $ [***]  $ [***]
SHAF                  HDL Analyst, Floating (floats with Synplify)                                 $ [***]  $ [***]
MHAF                  Annual Maintenance, HDL Analyst, Floating (floats with Synplify)             $ [***]  $ [***]

XX:  AC=Actel, AL=Altera, AT=Atmel, CY=Cypress, DY=Dynachip, LA=Lattice, LU=Lucent, PI=Philips, QL=Quicklogic, XI=Xilinx

Synplify & HDL Analyst, Upgrade Packages (Does NOT Apply to OEM Vendor Licenses)
SUPN                  Upgrade from single-vendor PC-locked Synplify to support all FPGA vendors             $ [***]
                      (PC-Locked license)
                      (maintenance will be pro-rated, use MSPN code for new annual maintenance)
XSAF                  Synplify (All-vendors) upgrade to floating from PC Node-Locked               $ [***]  $ [***]
                      (maintenance will be pro-rated, use MSAF code for new annual maintenance)
XHAF                  HDL Analyst, Upgrade to Floating from PC Node-Locked                         $ [***]  $ [***]
                      (maintenance will be pro-rated, use MHAF code for new annual maintenance)

   Upgrade products apply only for licenses purchased within the past 12 months

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   OEM versions of Synplify (Actel, Lattice & QuickLogic) receive no credit towards upgrades.[***]

  Miscellaneous

  SYNUG                 Additional Synplify User's Guide                 $[***]
  RHST                  Re-host fee                                      $[***]
-------------------------------------------------------------------------------


Except as amended herewith, all other paragraphs of the Synplicity, Inc. International Distributor Agreement shall continue in full force and effect. In the event of any conflict between the International Distributor Agreement and this Addendum 3, the provisions of this Addendum 3 shall prevail.

The parties hereto have executed this Addendum with an effective date of September 13, 1999.

SYNPLICITY, INC.                           PACIFIC DESIGN, INC.


_____________________________________      ___________________________________
Signature                                  Signature

      Douglas S. Miller
_____________________________________      ____________________________________
Printed Name                               Printed Name

      Vice President Finance, CFO
_____________________________________      ____________________________________
Title                                      Title

_____________________________________      ____________________________________
Date                                       Date


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.